UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2018

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3661 Horseblock Road, Medford, New York 11763
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (631) 924-1135

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 1, 2018, we entered into an underwriting agreement with Craig-Hallum Capital Group LLC, whom we refer to as the Underwriter, with respect to our sale to the Underwriter of 2,726,000 shares of common stock, $0.01 par value per share, which we refer to as the Shares, which includes 355,565 shares being sold to the Underwriter pursuant to its exercise of an over-allotment option. The Shares have been registered under a registration statement on Form S-3, as amended, that was filed with, and declared effective by, the Securities and Exchange Commission.

Pursuant to the underwriting agreement, (a) we agreed to issue and sell the Shares to the Underwriter for a purchase price of $6.345 per Share at a closing scheduled to be held on November 5, 2018, and (b) the Underwriter agreed to offer the Shares to the public at a public offering price of $6.75.

The underwriting agreement contains customary representations, warranties and agreements by us, and customary conditions to closing, indemnification obligations of us and the Underwriter, including indemnification for liabilities under the Securities Act of 1933, other obligations of the parties, and termination provisions.

Pursuant to the underwriting agreement we, our directors and executive officers, entered into agreements in substantially the form included as an exhibit to the underwriting agreement providing for a 90-day "lock-up" period with respect to sales of our specified securities, subject to certain exceptions.

The foregoing description of the underwriting agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the underwriting agreement, which is included as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

Attached as Exhibit 5.1 to this Current Report on Form 8-K is the opinion of Ballard Spahr LLP, our Nevada corporate counsel, regarding the legality of the shares of common stock issued in connection with the public offering.

Item 9.01.          Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit	Description
1.1	Underwriting Agreement dated November 1, 2018
5.1	Opinion of Ballard Spahr LLP dated November 5, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

CHEMBIO DIAGNOSTICS, INC.

Dated: November 5, 2018	By:	/s/ John J. Sperzel III
John J. Sperzel III
Chief Executive Officer and President